UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 - November 30, 2012

Item 1. Reports to Stockholders.

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s Prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

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Stockholder Letter

NOVEMBER 30, 2012 (unaudited)

Introduction

We are pleased to present this Annual Report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the twelve months ended November 30, 2012 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global equities began the Period on a positive note, continuing the strong run in which they gained around 23% from their low in early October to the end of March. Global equities then pulled back sharply amidst increasing anxiety and global risk aversion related to the European debt crisis, before recovering to post solid gains in the September quarter. Much of that quarter was characterized by improved investor sentiment due to expectations of further coordinated policy action, despite the generally sluggish economic data and poor business and credit conditions in most of the major developed and emerging economies.

There were several key announcements by central banks in September. After committing to do whatever is needed to defend the Euro at the end of July, the European Central Bank (ECB) announced its Outright Monetary Transactions (OMT) plan, in which it will engage in unlimited secondary market bond purchases out to three year maturities. With U.S. economic growth well below the economy’s long-run sustainable growth rate, the U.S. Federal Reserve announced that it would commence open-ended quantitative easing (QE3) with the purchase of $40 billion worth of mortgage-backed securities per month that will continue until the outlook for the labor market improves substantially. The Fed also extended its low interest rate guidance into mid-2015 and indicated that it will do more if needed.

The Fund’s year ended on a positive note as the appetite for ‘risk assets’ steadily improved on the back of confidence that the ‘fiscal cliff’ would be resolved and better than expected economic data, after earlier market concerns about the extent of slower growth.

For the Twelve-Month Period Ended November 30, 2012 (1)	Total Returns (%)(2)
Macquarie Global Infrastructure
Total Return Fund – NAV	18.89%
Macquarie Global Infrastructure
Total Return Fund – Market Price	22.85%
S&P Global Infrastructure Index
(Net Total Return)(3)	8.83%
Macquarie Global Infrastructure
Index(4) (“MGII”)	4.11%
MSCI World Index
(Net Total Return)(5)	13.62%

There were a number of factors driving the Fund’s positive total NAV return during the Period:

—	The strong performance of energy pipeline stocks, particularly in the U.S. and Canada;

2

•	The solid performance of transportation stocks, with good performance from the Airports and Toll Roads sectors, but weakness in the Seaports sector;

•	The strong performance of regulated utilities stocks; and

•	The good performance of water stocks.

Let’s look at these reasons in further detail.

Pipelines

Pipeline stocks in Canada and the United States contributed strongly to the Fund’s positive return. The sector benefitted from a combination of factors, including demand for its attractive yield, merger and acquisition activity, and the continued expansion of shale gas and oil production, which requires new pipeline and associated energy infrastructure in order to deliver the increasing supply to the market. The strong performance was led by U.S. Master Limited Partnerships (MLPs). Magellan Midstream Partners LP enhanced its portfolio of assets with a number of crude oil growth projects that drove earnings and distribution growth beyond expectations throughout the year. Enterprise Products Partners

LP also benefitted from its asset footprint, announcing new pipeline and midstream projects that provide visibility to its long term growth prospects. Other notable performers that benefitted from the general thematic include El Paso Pipeline Partners LP, TransCanada Corp. and Williams Companies, Inc.

Transportation Infrastructure

The transport infrastructure sectors outperformed during the Period. Airport stocks posted strong returns, led by Australian Infrastructure Fund. It entered into a Memorandum of Understanding with Australia’s Future Fund for the sale of all of its assets at an implied premium of around 22% to the share price. Beijing Capital International Airport, Sydney Airport, and Zurich Airport all posted solid returns driven by solid passenger volume growth. Zurich Airport also reported strong retail spending by passengers.

Toll Roads stocks contributed meaningfully to return, led by several European Toll Roads stocks, despite weakness in the first half of the year. Italy’s Atlantia was up strongly on improved macro sentiment and declining sovereign bond yields. It reported 1H results largely in line with expectations and then 3Q traffic data showed a

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment. The Fund is not managed against any benchmark.

(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.

(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.

(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.

(5)	The MSCI World Index is a stock market index of 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

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Stockholder Letter

NOVEMBER 30, 2012 (unaudited)

moderate improvement from the first half of the year. Spain’s Abertis Infraestructuras acquired OHL Brazil’s nine toll road concessions in Brazil - 3226km in all - making it one of the world’s largest toll road owners. Vinci in France reported FY 2011 earnings up 7%, in line with expectations. Later in the Period, Vinci pulled back a little on concerns relating to adverse tax policy changes and austerity measures in France. Transurban in Australia made a strong contribution over the Period. It reported sound results and better than expected revenue growth.

By contrast, Seaport stocks detracted from returns. In Germany, Hamburger Hafen und Logistik faced several headwinds - global growth concerns and an unfavorable announcement from an Administrative Court in Germany relating to the dredging of the Elbe River, which is likely to push back the date when the shipping channel may enable larger vessels to access the port. The company lowered earnings guidance for FY12. Australian seaport and rail operator Asciano underperformed due principally to market concerns over the outlook for coal export demand in its rail business.

Regulated Utilities

Regulated utilities businesses strongly outperformed the broader infrastructure sector over the year. They continued to benefit from their defensive nature.

Electricity and gas distribution companies posted strong returns,

led by Spark Infrastructure in Australia. It benefited from its stable, defensive cash flows and high yield. Tokyo Gas performed well. It completed the Chiba-Kashima transmission pipe after six years of construction, which will enable growth in industrial gas volumes. The company also reported strong results and upgraded its guidance. Centrica in the United Kingdom performed well, having reported interim results that were slightly above expectations and maintained full year guidance.

In the Electricity transmission sector, National Grid in the United Kingdom was up after making significant progress in reaching a new agreement with the electricity and gas markets regulator in the UK. The company also reported results above expectations.

Water

In the Water sector, American Water Works performed strongly after the company raised earnings guidance by 11% and announced it is ahead of schedule on long-term operational and maintenance efficiencies. In the United Kingdom, Severn Trent and United Utilities had strong operational performance driven by efficiencies, high RPI inflation and low cost of debt. Both companies also benefitted from their attractive yield and expectations of M&A activity.

The U.S. Dollar

As the Fund was not hedged for currency outside of the impact of its Euro borrowing, the fluctuation in the U.S. Dollar slightly detracted from the Fund’s return during the Period. The U.S. Dollar appreciated by 4% against the Euro, which comprised

4

around 21% of the Fund at the end of the period. The negative contribution was largely offset by the depreciation of the U.S Dollar by 2% each against the British Pound and the Canadian Dollar.(6) Investments in these two currencies comprised around 15% of the globally diversified portfolio’s security positions at the end of the Period.

Leverage

Leverage made a positive contribution to the Fund’s return.

As of November 30, 2012, the Fund had USD 83 million and EUR 20 million in leverage outstanding and USD 17 million of available commitments. The Fund’s leverage was 26.9%, which is well within the limit outlined in the Fund’s Prospectus. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euro to partially match the currency exposure of the investments with the currency of the borrowings. As always, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to reference benchmarks

The Fund, which is not managed against any benchmark, outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII”).

The main contributors were positions in Electric Utilities, Airports and Pipelines. The only detractors were positions in Seaports and Electricity Generation.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 49 global infrastructure stocks representing 13 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of November 30, 2012.

Rank	Stock	Country	Infrastructure Sector(7)	%(8)
1	Transurban	Australia	Toll Roads	6.0
2	Asciano	Australia	Seaports	4.0
3	Abertis Infraestructuras	Spain	Toll Roads	3.4
4	ITC Holdings	United States	Electricity Transmission	3.1
5	Spectra Energy	United States	Pipelines	3.0
6	Enbridge Inc.	Canada	Pipelines	3.0
7	Magellan Midstream Partners	United States	Pipelines	2.8
8	Beijing Enterprises Holdings	China	Diversified	2.6
9	Severn Trent	United Kingdom	Water	2.6
10	TransCanada	Canada	Pipelines	2.6

(6)	Source: Bloomberg L.P.
(7)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(8)	Based on Total Assets as defined in the Prospectus.

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Stockholder Letter

NOVEMBER 30, 2012 (unaudited)

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2011(8)	% Point Change over Period	% of Fund on November 30, 2012(8)
United States	28.0	3.5	31.5
Australia	13.7	(1.5)	12.2
United Kingdom	7.0	2.7	9.7
France	10.2	(1.7)	8.5
China	8.6	(1.4)	7.2
Canada	4.7	0.9	5.6
Spain	3.9	1.5	5.4
Germany	7.4	(3.0)	4.4
Japan	3.3	0.6	3.9
Brazil	3.4	0.1	3.5
Italy	4.4	(1.9)	2.5
Switzerland	1.4	0.3	1.7
Mexico	1.9	(0.9)	1.0
South Korea	1.5	(1.5)	–
Other Net Assets	0.6	2.3	2.9

Infrastructure Sector(7)	% of Fund on November 30, 2011(8)	% Point Change over Period	% of Fund on November 30, 2012(8)
Pipelines	16.6	4.0	20.6
Toll Roads	15.9	0.7	16.6
Electric Utility	19.6	(6.5)	13.1
Airports	11.2	(1.9)	9.3
Seaports	11.8	(2.9)	8.9
Electricity Transmission	3.4	4.1	7.5
Water	5.0	1.7	6.7
Electricity And Gas Distribution	7.8	(1.8)	6.0
Communications	2.3	0.6	2.9
Diversified	2.6	0.0	2.6
Social Infrastructure	1.9	(0.4)	1.5
Rail/Other Transportation	1.3	0.1	1.4
Other Net Assets	0.6	2.3	2.9

Distributions

The Fund paid a regularly scheduled quarterly distribution in December 2011, March 2012, June 2012 and September 2012 of $0.20, $0.24, $0.24 and $0.28 per share respectively. Altogether, the Fund paid a total of $0.96 per share in distributions during the Period. The companies in the portfolio continue to perform largely in line with expectations, and we were pleased to be able to increase the distribution to shareholders twice over the year.

(7)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(8)	Based on Total Assets as defined in the Prospectus.

6

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2012, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2012.

Outlook

While the recession in Europe remains mild overall, southern Europe remains particularly reliant on support from policymakers for a sustainable solution to the European sovereign debt crisis. The portfolio retains a cautious stance in relation to Europe, with little exposure to southern European economies in particular.

The companies in the portfolio continue to perform largely in line with expectations, their balance sheets are in good shape, and finance is available, demonstrating the resilience of infrastructure in a weaker economic environment.

As interest rates remain very low around the world, reliable sources of yield continue to be sought by investors. We believe the infrastructure sector is well positioned in this environment. There are many infrastructure companies with both sustainable dividends and the potential for dividend growth.

We continue to identify what we believe are attractive listed infrastructure stocks and are looking for opportunities to selectively increase our holding or introduce to the portfolio stocks that we believe are attractively priced.

Management Update

Jonathon Ong and Brad Frishberg became co-Portfolio Managers of the Fund as of November 9, 2012, replacing Andrew Maple-Brown.

Mr. Ong is an experienced manager with substantial infrastructure knowledge and expertise. He joined Macquarie’s Infrastructure Securities team as a Portfolio Manager in 2008 and has been a member of its Investment Committee since then.

Mr. Frishberg is Chief Investment Officer and the head of Macquarie’s Infrastructure Securities team. He has been the Chief Executive Officer of the Fund since May 2010 and an Interested Director of the Fund since January 2011.

Other Update

During the Period, the Fund conducted a tender offer to purchase 20% of its issued and outstanding shares of common stock at a price equal to 95% of its NAV per share. The tender offer was conducted pursuant to a settlement agreement entered into by and among the Fund and certain Fund stockholders, including Western Investment LLC, Benchmark Partners LLC and their affiliates. The offer commenced on October 18, 2012 and expired on November 16, 2012. The Fund accepted 3,463,415 tendered shares at a price equal to $19.49

7

Stockholder Letter

NOVEMBER 30, 2012 (unaudited)

per share, which represented 95% of its NAV per share. Approximately 8,199,887 shares of common stock or approximately 47.4% of the Fund’s outstanding shares of common stock were properly tendered. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 42.2% of the tendered shares were accepted for payment.

Following the purchase of the properly tendered shares, the Fund had approximately 13,853,659 outstanding shares. The tender was funded through the sale of portfolio securities. In addition, the Fund will commence a subsequent conditional offer of up to 10% of the then-outstanding shares of common stock at a price equal to 92% of its NAV if certain conditions are met. Further information about the subsequent conditional tender offer will be announced by press release.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www. macquarie.com/mgu.

Yours sincerely,

Jonathon Ong

Co-Portfolio Manager

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

8

Schedule of Investments

NOVEMBER 30, 2012

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 120.93%
Australia - 16.73%
Asciano, Ltd.(1)	3,545,660	$16,096,117
Australian Infrastructure Fund	1,483,394	4,876,428
Sydney Airport(1)	1,122,443	4,158,411
Transurban Group(1)	3,768,731	24,424,265
		49,555,221

Brazil - 4.74%
EDP Energias do Brasil SA(1)	1,398,500	7,932,338
LLX Logistica SA - Ordinary Shares(1)(2)	2,071,300	2,093,789
Transmissora Alianca	127,900	4,010,343
		14,036,470

Canada - 7.69%
Enbridge, Inc.	300,680	12,174,309
TransCanada Corp.	229,003	10,600,048
		22,774,357

China - 9.90%
Beijing Enterprises Holdings, Ltd.(1)	1,665,000	10,730,916
China Merchants Holdings International Co., Ltd.	1,918,000	5,815,721
Dalian Port (PDA) Co., Ltd.	18,046,000	3,981,660
Jiangsu Expressway Co., Ltd.	9,820,000	8,780,754
		29,309,051

France - 11.76%
Aeroports de Paris(1)	103,959	8,021,599
Eutelsat Communications SA	187,732	5,807,189
GDF Suez	465,913	10,479,725
Vinci SA	238,746	10,533,688
		34,842,201

Germany - 6.06%
Fraport AG Frankfurt Airport Services Worldwide	178,765	9,914,598
Hamburger Hafen und Logistik AG	355,776	8,027,875
		17,942,473

Italy - 3.39%
Atlantia SpA	587,873	10,038,590

Japan - 5.31%
Osaka Gas Co., Ltd.(1)	1,623,000	6,378,990
Tokyo Gas Co., Ltd.(1)	755,473	3,711,610
West Japan Railway Co.(1)	141,136	5,641,331
		15,731,931

See Notes to Financial Statements.

9

Schedule of Investments

NOVEMBER 30, 2012

(Expressed in U.S. Dollars)

Description	Shares	Value $

Mexico - 1.40%
Grupo Aeroportuario del Pacifico SA de CV - B Shares	813,783	$4,160,952

Spain - 7.44%
Abertis Infraestructuras SA	936,030	13,676,889
Enagas SA(1)	208,739	4,271,642
Red Electrica de Espana SA(1)	88,205	4,087,272
		22,035,803

Switzerland - 2.31%
Flughafen Zuerich AG - Reg S(1)	15,453	6,828,535

United Kingdom - 13.26%
Centrica Plc(1)	1,560,184	8,146,372
National Grid Plc(1)	896,490	10,126,016
Scottish & Southern Energy Plc(1)	178,722	4,080,346
Severn Trent Plc(1)	410,602	10,624,235
United Utilities Plc	577,569	6,306,288
		39,283,257

United States - 30.94%
American Water Works Co., Inc.(1)	270,800	10,336,436
Corrections Corp. of America(1)	177,200	6,007,080
Crown Castle International Corp.(1)(2)	89,190	6,022,109
Duke Energy Corp.	130,200	8,309,364
ITC Holdings Corp.(1)	158,242	12,429,909
NextEra Energy, Inc.(1)	58,700	4,033,277
NiSource, Inc.	247,000	5,969,990
PG&E Corp.(1)	244,000	9,991,800
Southern Co.(1)	187,300	8,156,915
Spectra Energy Corp.(1)	435,800	12,180,610
The Williams Cos., Inc.(1)	250,000	8,210,000
		91,647,490

Total Common Stocks		358,186,331
(Cost $379,745,777)

MASTER LIMITED PARTNERSHIPS - 12.24%
United States - 12.24%
El Paso Pipeline Partners LP(1)	221,689	8,275,651
Enbridge Energy Partners LP - Class A(1)	139,800	4,056,996
Energy Transfer Equity LP(1)	95,424	4,338,929
Enterprise Products Partners LP(1)	157,278	8,151,719
Magellan Midstream Partners LP(1)	257,134	11,437,320
		36,260,615

See Notes to Financial Statements.

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Value $

Total Master Limited Partnerships	$36,260,615
(Cost $28,935,015)
Total Investments - 133.17%	394,446,946
(Cost $408,680,792)
Other Assets in Excess of Liabilities- 3.57%	10,553,162

Leverage Facility - (36.74)%(3)	(108,810,847)
Total Net Assets - 100.00%	$296,189,261

(1)

All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $250,982,535 as of November 30, 2012.

(2)	Non-Income Producing Security.

(3)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6).

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

NOVEMBER 30, 2012

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $408,680,792)	$394,446,946
Cash	13,702,008
Foreign currency, at value (Cost $918)	902
Dividends receivable	931,488
Tax reclaim receivable	436,799
Securities lending income receivable	29,597
Receivable for investment securities sold	2,807,611
Other assets	61,117
Total Assets	412,416,468

LIABILITIES:
Payable for investment securities purchased	5,433,423
Loan payable, at value (Cost $109,307,755) (Note 6)	108,810,847
Accrued investment advisory expense	1,124,298
Accrued legal expense	205,518
Accrued directors expense	56,667
Accrued administration expense	32,787
Accrued interest on loans payable	5,925
Other payables and accrued expenses	557,742
Total Liabilities	116,227,207
Net Assets	$296,189,261

COMPOSITION OF NET ASSETS:
Paid-in capital	$348,131,529
Accumulated net investment income	3,333,792
Accumulated net realized loss on investments	(41,542,539)
Net unrealized depreciation on investments and foreign currency translation	(13,733,521)
Net Assets	$296,189,261

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	13,853,659
Net Asset Value Per Share	$21.38

See Notes to Financial Statements.

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Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2012

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $2,277,122)	$22,813,367
Securities lending income	277,314
Interest and other income	4,808
Total Investment Income	23,095,489

EXPENSES:
Investment advisory	4,445,057
Interest on loan	1,471,843
Legal	747,347
Proxy	491,159
Administration	400,001
Directors	273,593
Printing	163,120
Audit & tax services	129,014
Custody	91,931
Insurance	83,820
Transfer agent	25,531
Miscellaneous	85,521
Total Expenses	8,407,937
Net Investment Income	14,687,552

Net realized gain/loss on:
Investment securities	21,847,809
Foreign currency transactions	(627,483)
Net change in unrealized appreciation/depreciation on:
Investment securities	15,523,193
Translation of assets and liabilities denominated in foreign currencies	890,970
Net Realized and Unrealized Gain on Investments	37,634,489

Net Increase in Net Assets From Operations	$52,322,041

See Notes to Financial Statements.

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Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

	2012	2011
FROM OPERATIONS:
Net investment income	$14,687,552	$13,798,851
Net realized gain/loss on:
Investment securities	21,847,809	12,072,835
Foreign currency transactions	(627,483)	(309,006)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	16,414,163	(19,471,414)
Net Increase in Net Assets From Operations	52,322,041	6,091,266

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(16,624,391)	(12,468,293)
Total Distributions	(16,624,391)	(12,468,293)

CAPITAL SHARE TRANSACTIONS:
Payments for shares redeemed in connection with tender offer (Note 3)	(67,501,959)	—
Total Capital Share Transactions	(67,501,959)	—

Net Decrease in Net Assets	(31,804,309)	(6,377,027)

NET ASSETS:
Beginning of period	$327,993,570	$334,370,597
End of period*	$296,189,261	$327,993,570
*Includes Accumulated Net Investment Income of:	$3,333,792	$3,950,019

See Notes to Financial Statements.

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Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2012

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$52,322,041
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(308,571,363)
Proceeds from disposition of investment securities	389,879,213
Net realized gain on investments	(21,220,326)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(16,414,163)
Increase in dividends receivable	(1,097)
Increase in tax reclaim receivable	(92,475)
Decrease in securities lending income receivable	28,357
Increase in other assets	(3,689)
Decrease in accrued interest on loan payable	(5,245)
Increase in accrued investment advisory expense	88,258
Decrease in accrued administration expense	(90)
Increase in accrued legal expense	172,477
Increase in accrued directors expense	15,311
Increase in other payables and accrued expenses	392,795
Net Cash Provided by Operating Activities	96,590,004

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of bank borrowing	(871,373)
Cash distributions paid	(16,624,391)
Payout for shares redeemed via tender offer	(67,501,959)
Net Cash used in Financing Activities	(84,997,723)

Effect of exchange rates on cash	263,485
Net increase in cash	11,855,766
Cash and foreign currency, beginning balance	$1,847,144
Cash and foreign currency, ending balance	$13,702,910

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on bank borrowing:	$1,477,088

See Notes to Financial Statements.

15

Financial Highlights

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period
Income from investment operations:
Net investment income
Net realized and unrealized gain/loss on investments
Total from Investment Operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income
Net realized gains on investments
Total Distributions

Accretive effect of tender offers(1)
Net asset value - end of period
Market Price - end of period

Total Investment Return - Net Asset Value(2)
Total Investment Return - Market Price(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)
Ratios to average net assets attributable to common shareholders:
Expenses(3)
Expenses excluding interest expense
Net investment income
Portfolio turnover rate
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)
Asset Coverage Ratio to Total Assets(4)

(1)

Note that this amount is included within the Net realized and unrealized gain/loss on investments line item above and is broken out here for disclosure purposes only. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund. Also see Note 3.

(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(3)

For the years ended November 30, 2012, November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008, the annualized ratios to Total Assets were 2.08%, 1.68%, 1.72%, 2.00%, and 2.33%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(4)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6 Under Notes to Financial Statements).

See Notes to Financial Statements.

16

2012	2011	2010	2009	2008

$18.94	$19.31	$18.38	$14.31	$35.35

0.97	0.76	0.54	0.69	1.40
2.43	(0.41)	1.43	4.11	(16.86)
3.40	0.35	1.97	4.80	(15.46)

(0.96)	(0.72)	(1.04)	(0.73)	(1.60)
–	–	–	–	(3.98)
(0.96)	(0.72)	(1.04)	(0.73)	(5.58)

0.26	–	–	–	–
$21.38	$18.94	$19.31	$18.38	$14.31
$18.85	$16.16	$16.44	$14.99	$10.18

18.89%	2.24%	12.05%	36.18%	(50.69)%
22.85%	2.46%	16.98%	56.12%	(60.57)%

$296,189	$327,994	$334,371	$318,299	$247,759

2.40%	2.11%	2.19%	2.63%	3.14%
1.98%	1.61%	1.69%	1.76%	1.69%
4.19%	3.96%	2.89%	4.56%	5.42%
71%	53%	85%	71%	34%

$108,811	$109,682	$83,692	$82,000	$90,000
372%	399%	500%	488%	375%

17

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization and Significant Accounting Policies

MGU is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to MCIM (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of November 30, 2012, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at

18

the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which shall be composed of at least five voting members designated by the Fund or the Manager, each of whom are officers of the Fund or representatives of the Manager. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: President, Chief Financial Officer/Treasurer, or Portfolio Manager of the Fund. In

19

Notes to Financial Statements

NOVEMBER 30, 2012

fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

—	the projected cash flows for the issuer;

—	the fundamental business data relating to the issuer;

—	an evaluation of the forces that influence the market in which these securities are purchased and sold;

—	the type, size and cost of holding;

—	the financial statements of the issuer;

—	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

—	the information as to any transactions in or offers for the holding;

—	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

—	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

—	the prospects for the issuer’s or borrower’s industry and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument

20

on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of each reporting period.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio had a fair valuation adjustment factor applied to their equity prices as of the end of the prior fiscal year and were categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the current fiscal year and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1. These securities represent the transfers between each of the three levels.

Additionally, there were no Level 3 securities at November 30, 2012. Thus, a reconciliation of assets in which significant unobservable inputs were used (Level 3) is not applicable for the Fund.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund’s investments carried at value:

Investments in	Valuation Inputs
Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$358,186,331	$ –	$ –	$358,186,331
Master Limited Partnerships	36,260,615	–	–	36,260,615
Total	$394,446,946	$ –	$ –	$394,446,946

*	For detailed country descriptions, see accompanying Schedule of Investments.

21

Notes to Financial Statements

NOVEMBER 30, 2012

In May 2011, the FASB issued Accounting Standards Update 2011-4, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements. The Accounting Standards Update was effective for interim and annual periods beginning after December 15, 2011. The Fund adopted this new guidance and there was no material impact on the Fund’s financial statements.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

22

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years

2006-2012 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2012 and 2011, respectively, were as follows:

Distributions paid from:
	2012	2011
Ordinary income	$16,624,391	$12,468,293
Total	$16,624,391	$12,468,293

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended November 30, 2012, the effects of certain differences were reclassified. The Fund increased its accumulated net investment income by $1,320,612, decreased paid in capital by $5,151, and increased accumulated net realized loss by $1,315,461. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships, investments in PFICs, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At November 30, 2012, the Fund had available for tax purposes unused capital loss carryover of $46,040,770, expiring November 30, 2017. During the year ended

23

Notes to Financial Statements

NOVEMBER 30, 2012

November 30, 2012, the Fund utilized $16,581,868 of capital loss carryover.

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$5,309,258
Accumulated capital loss	(46,040,770)
Unrealized depreciation	(11,210,756)
Total	$(51,942,268)

As of November 30, 2012, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$29,689,060
Gross depreciation on investments (excess of tax cost over value)	(41,400,141)
Gross appreciation of foreign currency and other derivatives	500,325
Net unrealized appreciation	(11,210,756)
Total cost for federal income tax purposes	$406,158,027

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of master limited partnerships, wash sale deferrals and PFICs. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the

“Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, so the enacted provisions will apply to the Fund for the current fiscal year (ended November 30, 2012). The Modernization Act is the first major piece of legislation affecting RICs since 1986, and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

—	New capital losses may now be carried forward indefinitely and retain the character of the original loss. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, the Fund’s pre-enactment losses may be more likely to expire before they are utilized. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses, irrespective of the character of the original loss.

—

The Modernization Act contains simplification provisions that are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts certain RICs from the preferential

24

dividend rule and repeals the 60-day designation requirement for certain types of pay through income and gains.

—	Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

3. Capital Transactions

	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Common shares outstanding - beginning of period	17,317,074	17,317,074
Common shares redeemed through tender offer	(3,463,415)	–
Common shares outstanding - end of period	13,853,659	17,317,074

On October 17, 2012, the Fund announced commencement of a cash tender offer to purchase for cash up to 3,463,415 (representing approximately 20%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 95% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on November 16, 2012 and as a result, the Fund redeemed 3,463,415 shares of common stock, at a price equal to $19.49 per share, which represented 95% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on November 19, 2012. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a rate of approximately 42.2% in accordance with the terms of the tender offer.

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the year ended November 30, 2012, aggregated $315,072,540 and $391,255,345, respectively.

Purchases and sales of U.S. government securities for the year ended November 30, 2012 were $0 and $0, respectively.

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On August 1, 2012, the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy

25

Notes to Financial Statements

NOVEMBER 30, 2012

and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and

0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage. The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $22,089 for the year ended November 30, 2012.

ALPS Fund Services, Inc. (“ALPS”) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund. ALPS receives the greater of the following: an annual minimum of $400,000, or an annualized fee of 0.06% on assets up to $1 billion and an annualized fee of 0.04% on assets above $1 billion.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International, Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At November 30, 2012, the Fund maintained an asset coverage of 372%. As of November 30, 2012, the Fund had $82,800,000 and €20,000,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund.

As of November 30, 2012, the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $250,982,535.

The Agreement was amended on March 15, 2012. The amendment included the reduction in interest rates payable on outstanding amounts from 100 bps to 70 bps per annum above 3-month LIBOR for the U.S. Dollar line and from 100 bps to

26

70 bps above the 3-month EURIBOR for the Euro line. The Maximum Commitment Financing (“MCF”) on the Agreement is $100,000,000 and €20,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $25,000,000 upon one business day’s prior notice (no more than one time per calendar month). Upon one business day’s notice, the Fund may also increase the previously reduced U.S. Dollar and Euro MCF up to $100,000,000 and €20,000,000. The Fund will pay a commitment fee of 50 bps on the undrawn MCF.

As of November 30, 2012, the accrued interest on the outstanding borrowing by the Fund was $5,925. The daily average amounts outstanding under the BNP Paribas Facility were $84,568,288, with an average rate on the borrowing of 1.24% for the U.S. Dollar line for the year ended November 30, 2012, and €20,000,000, with the average rate on borrowing of 1.46% for the Euro line for the year ended November 30, 2012. The unused amounts under the BNP Paribas Facility were $17,200,000 for the U.S. Dollar, and €0 for the Euro, at November 30, 2012. The loan payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line.

7. Lending of Portfolio Securities

The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S.

securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting

27

Notes to Financial Statements

NOVEMBER 30, 2012

cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of November 30, 2012, the Fund did not have any securities on loan.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses may be paid as incurred.

During 2012, an additional payment was approved by the Directors in an amount equal to the quarterly retainer.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On December 6, 2012, the Board of Directors approved a regular quarterly distribution of $0.32 per common share. The distribution was paid on December 31, 2012 to shareholders of record on December 21, 2012.

Subsequent Conditional Tender Offer: On October 17, 2012, the Fund also announced a subsequent conditional tender offer for up to 10% of the then-outstanding shares of common stock at a price equal to 92% of the net asset value per share, if: (1) more than 25% of the Fund’s outstanding shares of common stock are validly tendered during the initial tender offer and not properly withdrawn pursuant to the offer and (2) the Fund’s shares have traded at a market price that represents an average daily discount from net asset value of more than 8% during the 20-business day period beginning January 15, 2013 (the “measuring period”). The Fund would commence a subsequent tender offer no later than 15 business days following the conclusion of the measuring period. The first condition has been

28

met because more than 25% of the Fund’s outstanding shares of common stock were validly tendered and not withdrawn pursuant to the Offer. The subsequent conditional offer will occur if the second condition, as stated above, is met.

12. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 related Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

29

Report of Independent Registered

Public Accounting Firm

NOVEMBER 30, 2012

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Macquarie Global Infrastructure Total Return Fund Inc. (hereafter referred to as the “Fund”) at November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

January 16, 2013

30

Additional Information

NOVEMBER 30, 2012 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

—	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

—	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases.

Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common

31

Additional Information

NOVEMBER 30, 2012 (unaudited)

Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, 480 Washington Blvd., Jersey City, NJ, 07310, Transfer Agent Services, 1-866-587-4518.

Board Approval of Investment Advisory and Management Agreement

The Directors, including all of the non-interested Directors, met on July 17, 2012 and August 1, 2012 and considered the continuation of the Advisory Agreement with MCIM for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement” dated June 25, 2012 regarding the services rendered to the Fund by MCIM (the “Initial Presentation”), a supplemental presentation provided by MCIM dated August 1, 2012 (the “Supplemental Presentation”), relevant information provided and discussed during the meetings, the experience of the principal portfolio manager, as well as the broader portfolio management team, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors also took into account the due diligence meetings the Directors conducted during their trip to Sydney, Australia in April 2012, during which the following members of the senior management teams of Macquarie Group Limited (“Macquarie”), Macquarie Funds Group (“MFG”) and other Macquarie entities

32

made presentations and provided information to the Directors: Ben Bruck, Head of Macquarie Investment Management; Christian Vignes, Head of Operations of MFG; Nicholas Allton, Head of Prudential of MFG; David Roseman, Global Head of the Infrastructure, Utilities & Renewables Team; Shemara Wikramanayake, Head of MFG; John Roberts, Executive Chairman of MFG; Nicholas Moore, Chief Executive Officer; Stephen Allen, Head of the Risk Management Group; and David Luboff, Chief Executive Officer of Macquarie Specialised Asset Management, Ltd. The Directors noted that they found the materials and presentations provided by MCIM and its affiliated entities to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory and Management Agreement” dated June 26, 2012 (the “Memorandum”) describing the legal duties of the Directors under the 1940 Act, which was reviewed with their independent counsel. The Directors also considered information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for management services and expense and performance characteristics to those of other funds. In particular, the Directors considered the following:

(a)	The nature, extent and quality of services provided by the Adviser. The Directors reviewed the services that MCIM provides to the Fund and considered its reputation as a manager of infrastructure assets. The Directors considered the information in the Initial Presentation, as supplemented in the Supplemental Presentation, specifically related to Macquarie’s position as a global market leading infrastructure manager, Macquarie’s global infrastructure network, the extent of MCIM’s team and its ability to leverage Macquarie’s global infrastructure capabilities, its strong portfolio construction and risk management process and the Fund’s performance in light of current economic conditions. The Directors also considered MCIM’s response in the Supplemental Presentation to the request that it respond to the statements made by Western Investment LLC (“Western”) about MCIM’s capabilities and performance as the Fund’s investment adviser. Based on this presentation, the Directors concluded that the nature, extent and quality of services provided to the Fund by MCIM under the Investment Advisory and Management Agreement (the “Advisory Agreement”) supported the Board’s approval of the Advisory Agreement.

(b)	Management fee, expense ratio and investment performance of the Fund, including a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other

33

Additional Information

November 30, 2012 (unaudited)

clients. The Directors reviewed two sets of presentations prepared by Lipper that compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Lipper and the other set selected by MCIM based on disclosed criteria. The Directors reviewed the section of the Supplemental Presentation explaining the limitations of the Lipper data. The Directors concluded that the Fund’s fees appeared commensurate with the responsibilities undertaken by MCIM when carrying out the Fund’s complex investment process. The Directors concluded that the information presented supported the re-approval of the Advisory Agreement.

(c)	Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any material direct or indirect economic benefits from MCIM’s relationship with the Fund, other than through commissions received by an affiliated broker/ dealer. On a quarterly basis, the Board is provided with the Rule 17e-1 transaction reports, including commissions paid with respect to those transactions. Rule 17e-1 transactions are those executed with an affiliated broker-dealer. Currently, the commissions paid for every trade is an agreed-upon five (5) basis points. After reviewing the pro forma financial information, the Directors concluded that the profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was so disproportionately large that it could not have been the product of arms’ length bargaining.

(d)	The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, together with the decline in the Fund’s assets, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion. No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain aspects of the arrangements may have received greater scrutiny in some years than in others, and the Directors’ conclusions may

34

be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the Independent Directors, concluded that the advisory fee is reasonable in relation to the services provided by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the Independent Directors, approved the continuation of Advisory Agreement. It was noted that the Independent Directors were represented by independent counsel who assisted them in their deliberations.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2012.

Foreign Taxes Paid	$1,180,997
Foreign Source Income	10,303,088

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2011, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	22.61%
Qualified Dividend Income	100.00%

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

35

Directors & Officers

NOVEMBER 30, 2012 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird*, 44	Class I Director	Since – July 2005
Thomas W. Hunersen*, 54	Class II Director	Since – July 2005
Chris LaVictoire Mahai*, 57	Class III Director	Since – July 2005

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg, 45	Class III Director	Since – January 2011

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)

Each Director’s term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

36

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird is an advisor to Thomas H. Lee Partners L.P. (a Boston-based private equity firm) and had been Chief Executive Officer and member of the Board of Directors of Paramax Capital Partners LLC, 2003 – 2011. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen is Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation (stateowned bank based in Ireland), Dublin, Republic of Ireland. Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland (commercial Irish bank), Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc.(computer game company), Natick, Massachusetts, 2001 – 2003; and Executive Vice President, General Manager and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/ Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.	1	None

37

Directors & Officers

NOVEMBER 30, 2012 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Brad Frishberg, 45 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since – May 31, 2010

James Blake, 49 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since – February 14, 2011

John H. Kim, 41 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since – February 1, 2011

Meredith Meyer, 39 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since – February 1, 2011

(1)	Each officer serves an indefinite term.

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Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Blake is an Associate Director for Macquarie Group Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001 – January 2011).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Funds Group since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

39

Privacy Practices Notice

NOVEMBER 30, 2012 (unaudited)

Information, confidential and proprietary, plays an important role in the success of our business. We recognize that you have entrusted us with your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we hold ourselves to the highest standards in its safekeeping and use. We do not sell your personal information to third parties. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our Privacy Practices Notice as required by law.

We want you to know how we collect personal information from you and how we use that information. The type of data we collect may include your name, address, social security number, age, tax information, transaction history, account balance and other personal information from your account application or the ownership records of the Fund. In servicing your account, we provide your personal information to our affiliates (including those who are involved in the operation, administration or management of, or the sale of interests in, the Fund) and non-affiliated service providers, only as permitted by law. For example, we may share such information in connection with the administration and operations of the Fund, including disclosure to attorneys, accountants, auditors, administrators, or companies that assist us. As emphasized above, we do not provide investor or former investor information including names, addresses, or investor lists to outside companies except in furtherance of our business relationship with you, as authorized by you, or as otherwise permitted by law.

Within the Fund and its affiliates, access to investors’ non-public personal information is restricted to employees who need to access that information to provide products or services to clients and investors. We maintain physical, electronic, and procedural safeguards that comply with federal standards. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information. Our clients’ and investors’ right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and investors and take seriously our responsibility to protect client and investor information. We will adhere to the policies and procedures described above for both current and former clients and investors.

You do not need to take any action because of this notice.

This page is not part of the annual report.

40

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years ended November 30, 2012 and 2011 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $82,800 and $80,000, respectively.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2012 and 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,000 and $4,500, respectively. These fees are for out-of-pocket expenses related to travelling to complete the Registrant’s audit.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2012 and 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning which includes the filing of federal and excise tax returns and preparation of state tax returns were $64,730 and $62,520, respectively.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2012 and 2011 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2012 and 2011 were $0 and $0, respectively. Services were billed to and provided to an entity under common control with the investment adviser and were for general tax compliance, advisory services, and due diligence reviews.

(h) The Registrant’s audit committee received annual reports from the Registrant’s independent registered public accounting firm disclosing services provided to the investment adviser’s affiliates throughout the world and have confirmed their independence for both fiscal years ended November 30, 2012 and 2011.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

Item 6. Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of Institutional Shareholder Services to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. Institutional Shareholder Services’ recommendations will be based on Institutional Shareholder Services’ pre-established voting guidelines.

c) MCIM will review each Institutional Shareholder Services recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with a Institutional Shareholder Services recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with Institutional Shareholder Services’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the Institutional Shareholder Services recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to Institutional Shareholder Services’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

Name	Title	Length of Service	Business Experience During the Past 5 Years
Jonathon Ong, CFA	Co-Portfolio Manager	Since November 2012

Mr. Ong joined the MFG Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team’s Investment Committee since then. He has 16 years of investment experience including 10 years as a Portfolio Manager. Prior to joining Macquarie, Mr. Ong held analyst and PM roles at Credit Suisse Asset Management (“CSAM”), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University.

Brad Frishberg, CFA	Co-Portfolio Manager	Since November 2012	Mr. Brad Frishberg is the head of Macquarie’s infrastructure securities investment business and serves as its Chief Investment Officer. He is also a co-portfolio manager for a number of portfolios. He has more than 20 years of asset management experience. Prior to joining Macquarie in 2009, Mr. Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Mr. Frishberg earned his Bachelor’s degree in business economics from Brown University and his Master’s degree in economics from Trinity College.

(a)(2) Other Accounts Managed as of November 30, 2012:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Jonathon Ong	0, $0	4, $513.4M	4, $432.5M	0
Brad Frishberg	3, $446.8M	6, $256.4M	2, $208.1M	0

Material Conflicts of Interest. Macquarie Capital Investment Management LLC (the “Adviser”) believes that Messrs. Ong and Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3) Portfolio Manager Compensation as of November 30, 2012:

Compensation consists of three components being:

1.	fixed remuneration in the form of a base salary;
2.	variable (at risk) performance pay in the form of an annual profit share allocation; and
3.	a long term incentive in the form of stock (applies to Director level employees only).

Fixed remuneration takes into consideration the role of the individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

Base salary. The Portfolio Managers are paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Group Limited (“MGL”). In setting the base salary for portfolio managers, MGL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives. The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of shares. To encourage superior performance, MGL has a formula driven profit share scheme for staff. The size of the profit sharing pool is determined annually by reference to MGL’s after-tax profits and its earnings over and above the estimated cost of capital. The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage. Allocations are then made to individuals within the business areas based on their performance and contribution over the year. Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders. Accordingly, each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual performance (the assessment of which will include the Registrant’s assets under management and the revenues generated by the Registrant).

(a)(4) Dollar Range of Securities Owned as of November 30, 2012:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Jonathon Ong	None
Brad Frishberg	$10,001-$50,000

1“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 12.A.1 to the Registrant’s Form N-CSR for its fiscal year ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 8, 2010.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 4, 2013

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	February 4, 2013